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(LOGO)                                      ALLIANCE MULTI-MARKET
                                                   STRATEGY TRUST
_________________________________________________________________

                                                    March 1, 1996


Supplement to Prospectus dated March 1, 1996 for Missouri
Investors

    Investors should consider the fact that the Fund intends to borrow for leveraging purposes. Borrowing by the Fund increases the costs of operation and may increase the amount of loss in the event the value of the Fund's securities decline. See page 34 of the Prospectus.

    The Fund may also engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Short-term trading activity increases the Fund's transaction costs, rate of turnover and the incidence of short-term capital gain taxable as ordinary income.


(R): This registered mark used under license from the owner, Alliance Capital Management L.P.


























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